Performance Commentary | 1st Quarter 2025

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

April 21, 2025

Highlights

•	The AFL-CIO Housing Investment Trust (HIT) returned 2.75% gross of fees and 2.67% net of fees in the first quarter, compared to 2.78% for the Bloomberg US Aggregate Bond Index’s (Bloomberg Aggregate or Benchmark).1 Lower interest rates in the first quarter drove positive total returns for investment grade fixed income strategies.
•	The HIT’s relative performance in the first quarter was helped by its overweight to high credit quality assets and its underweight to corporate bonds, while being hurt by its underweight to US Treasuries, as most fixed income spreads widened relative to Treasuries.
•	The US Treasury curve bull steepened throughout the quarter as the 2-year US Treasury rallied 36 basis points (bps) and the 30-year Treasury rallied 21 bps. The HIT benefits from a steeper rate curve as its portfolio is structurally biased to be short the 20-year and 30-year key rate durations, due to a lack of multifamily mortgage backed securities (MBS) being issued with more than a 10-year maturity.
•	As of March 31, 2025, the HIT offered a yield to worst of 4.98%, a 36-bp yield advantage over the Bloomberg Aggregate, while also offering superior credit quality; 90% of the HIT’s portfolio was government/agency credit compared to only 72% for the Bloomberg Aggregate.
•	The Federal Reserve left the target rate range of 4.25% to 4.50% unchanged during the first quarter as they continued to assess domestic economic data regarding both inflation and unemployment. The market anticipates 75 bps more in rate cuts in 2025 because of the recently announced tariffs and their potential negative impact on growth.
•	Investments in high credit quality funds should remain attractive given the fiscal policy uncertainty in addition to the elevated risk for asset valuations in the current high-interest rate environment.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

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2025 Q1 Portfolio Commentary

1ST Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment grade fixed income strategies produced positive total returns for the first quarter, driven by lower interest rates. Interest rates decreased significantly due to concerns from market participants about global growth stemming from the new administration’s policies and the related uncertainty. Most investment grade fixed income spreads widened versus Treasuries as a result of the rate move and increased volatility. Ultimately, the HIT returned 2.75% gross of fees, and 2.67% net of fees, compared to 2.78% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from being underweight to corporate bonds, which was the worst performing asset class in investment grade fixed income. The HIT’s relative performance was also bolstered by being overweight to higher credit quality sectors (i.e. AA-rated), as lower credit quality assets underperformed into the spread widening move. However, relative performance was hindered by the HIT’s underweight to Treasuries, and corresponding overweight to spread assets, as most fixed income spreads widened relative to Treasuries.

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2025 Q1 Portfolio Commentary

Positive contributions to HIT’s 1st Quarter relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. During the first quarter, the HIT generated 1.00% in income compared to the Benchmark’s 0.93%.
•	The portfolio’s underweight to corporate bonds, the worst performing sector for the quarter on an excess return basis with an excess return of -85 bps. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.1% during the quarter.
•	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns of -5 bps was the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. During the quarter, approximately 93.2% of the HIT portfolio carried a government or Government-Sponsored Enterprise (GSE) guarantee or was rated AA, compared to 73.2% for the Bloomberg Aggregate.
•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 5 bps during the quarter. During the quarter, the portfolio had a 10.2% average allocation to REMICS while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s underweight to Treasuries, the best performing asset class in the Benchmark on an excess return basis during the quarter. The HIT portfolio had an average 8.0% allocation to the sector versus 44.6% in the Bloomberg Aggregate during the quarter.
•	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLCs) widened by approximately 8, 12, and 7 bps, respectively. The HIT portfolio had an average allocation of 25.3% to fixed-rate single-asset Fannie Mae DUS securities, 14.3% to PLCs, and 4.2% to CLCs during the quarter while the Benchmark had none.
•	The HIT’s short relative duration versus the Benchmark as rates rallied during the quarter. See “The Yield Curve – Treasuries” below.
Fundamentals March 31, 2025	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/ AAA/AA/Cash	96.5%	76.7%	Current Yield	4.07%	3.81%
			Yield to Worst	4.98%	4.62%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.84	5.96	Call Protected	76%	75%

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2025 Q1 Portfolio Commentary

Market Overview

The new administration in Washington took the spotlight during the first quarter as it launched its policy agenda, which has so far been concentrated on trade policy, tariffs, and improving government efficiency. The US economy continued to grow to end 2024 as real GDP increased at an annualized rate of 2.4% during the fourth quarter, lower than the previous quarter’s 3.1% annualized rate. However, GDP could slow in 2025 as a result of potential new tariffs outlined from the Trump Administration. Unemployment ended the first quarter at 4.2%, its highest quarter-end reading since reaching its low mark of 3.5% in the first quarter of 2023. Core inflation was reported at 2.8% annualized to end the first quarter; this marks a continued decline from the high set in 2022 as inflation slowly makes progress toward the Fed’s long-run 2.0% objective.

The FOMC voted to maintain the Fed Funds target rate range at 4.25% - 4.50% at their first two meetings of 2025. At the March meeting, the Federal Reserve announced plans to slow Quantitative Tightening from $25 billion to $5 billion beginning April 1, a move that reduces liquidity pressures in financial markets.

The US housing crisis continues. Home purchase affordability remains near multi-decade lows as single family home prices remain historically high and single-family mortgage rates remain near 7%. Multifamily production remains challenging, as commercial real estate valuations adjust to a higher interest rate environment.

The Yield Curve – Treasuries

•	10- and 30-year US Treasury bonds closed the first quarter at 4.21% and 4.57%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rallied by 36, 43, 36, and 21 bps, respectively.
•	Equity markets were unable to continue last year’s rally as the S&P 500 fell nearly 5% during the first quarter after setting an all-time high on February 19th.

Source: Bloomberg*

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2025 Q1 Portfolio Commentary

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced weaker relative performance in the first quarter. Issuance for the quarter was up 29% compared to the first quarter of 2024. Volume increased slightly year over year as borrowers began to capitulate and rate-lock higher interest rate mortgages. Ultimately, demand for the sector could not meet the uptick in supply and led to sector underperformance for the quarter.

•	Spreads on conventional GSE multifamily securities widened relative to Treasuries throughout the quarter as supply outpaced demand.
•	Ginnie Mae permanent and construction MBS experienced a widening in nominal spreads during the quarter, driven by rate volatility and an unwillingness from broker-dealers to warehouse loans for structured deals. These securities remain attractive and continue to offer the widest yield spread of any agency MBS product, as depicted in the chart, giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.
•	Total agency multifamily issuance increased for the first quarter as borrowers have begun to accept that interest rates may remain elevated. First quarter issuance came in at $31 billion versus $24 billion a year prior. Total agency multifamily issuance for 2024 was $120 billion, a modest increase compared to $115 billion for all of 2023, but still a depressed level compared to 2022 issuance of $160 billion.
•	The 2024 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $70 billion for each enterprise, which decreased from $75 billion in 2023 and reflected an anticipated contraction of the multifamily originations market in 2024. The GSE’s finished 2024 well under the $70 billion purchase cap with Fannie Mae and Freddie Mac purchasing $55 and $56 billion respectively. For 2025, FHFA has increased purchase caps to $73 billion for each enterprise. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

Source: HIT, Securities Dealers and Bloomberg*

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2025 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	2.92%	0	5.92
Agencies	2.25%	5	3.47
Single family Agency MBS (RMBS)	3.06%	-7	5.95
Corporates	2.31%	-85	6.88
Commercial MBS (CMBS)	2.57%	-7	4.07
Asset-backed securities (ABS)	1.53%	-29	2.64

Change in Treasury Yields*

Maturity	12/31/24	03/31/25	Change
3 Month	4.314%	4.294%	-0.021%
6 Month	4.266%	4.221%	-0.045%
1 Year	4.143%	4.020%	-0.123%
2 Year	4.242%	3.883%	-0.358%
3 Year	4.273%	3.874%	-0.398%
5 Year	4.382%	3.950%	-0.432%
7 Year	4.479%	4.073%	-0.406%
10 Year	4.569%	4.205%	-0.364%
20 Year	4.858%	4.599%	-0.259%
30 Year	4.781%	4.571%	-0.211%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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2025 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2025

Net Assets	$7,181.82 million
Portfolio Effective Duration	5.84 years	Convexity	0.22
Portfolio Average Coupon	3.79%	Maturity	11.50 years
Portfolio Yield to Worst[1]	4.98%	Portfolio Current Yield[2]	4.07%
Number of Holdings	900	Average Price[3]	93.16

Sector Allocations: 4

Multifamily MBS	71.48%	CMBS – Agency Multifamily^	67.65%
Agency Single-Family MBS	14.37%	Agency Single-Family MBS	14.37%
US Treasury	8.28%	US Treasury Notes/Bonds	8.28%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	0.87%
Multifamily Direct Const. Loans	3.49%	State Housing Construction Bonds	2.95%
Cash & Short-Term Securities	2.38%	Direct Construction Loans	3.49%
		Cash & Short-Term Securities	2.38%
		^ Includes multifamily MBS (63.99%) and MF Construction MBS (3.66%)
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio: [5]
US Government or Agency	90.30%
AAA	0.81%	East	15.23%
AA	3.02%	Midwest	22.65%
A	0.00%	South	11.32%
Not Rated	3.49%	West	9.62%
Cash	2.38%	National Mortgage Pools	41.18%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	2.38%	5-5.99 years	13.23%	0 – 1 year	4.20%
0-0.99 years	12.62%	6-6.99 years	13.31%	1 – 2.99 years	11.32%
1-1.99 years	4.19%	7-7.99 years	9.70%	3 – 4.99 years	13.42%
2-2.99 years	7.96%	8-8.99 years	3.16%	5 – 6.99 years	19.60%
3-3.99 years	8.84%	9-9.99 years	1.38%	7 – 9.99 years	35.02%
4-4.99 years	10.51%	Over 10 years	12.72%	10 – 19.99 years	10.99%
				Greater than 20 years	5.44%

2 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

3 Portfolio market value weighted by current face.

4 Based on total investments and including unfunded commitments.

5 Excludes cash and short-term equivalents, US Treasury and Agency securities.

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